Dear Shareholders:
--------------------------------------------------------------------------------
    Gold bullion in 1995 continued the long process of consolidation begun in late 1993. Ending the year at $387.10 an ounce, gold was up only 1.0% from the $383.20 an ounce level recorded at the end of 1994.
_____________________________________________________________________________
                                   GRAPH
Paper version of this shareholder report contains a graph charting the spot price of gold bullion from $330 - $410 an ounce between 1993 and 1995.
_____________________________________________________________________________

    A strong base for the gold price was provided by growing physical demand, especially for jewelry in the Far East powered by India and China. A robust floor was established just above $370 an ounce. However, gold had difficulty breaching the $395 level due to massive sales and gold loans from central banks at these higher levels together with heavy forward selling by the producers. Given the pressure from these two sources, as well as an absence of buying by funds due to the low volatility of gold bullion, the ability of physical demand to support the price was all the more critical.

    Given the subdued movement in the gold market, it is not surprising that the unmanaged Financial Times World Gold Mines Index showed only modest movement for the year with a decline of 3.2%. However, this modest decline masks significant divergences between the performance of two of the major geographical gold markets for 1995. Whereas the unmanaged Financial Times North American Gold Index advanced 9.1%, the unmanaged Johannesburg All Gold Index (which traces the South African gold shares) tumbled 25.8% in U.S. dollar terms and a full 33.6% when measured in local currency terms.
_____________________________________________________________________________
                                   GRAPH
   Paper version of this shareholder report contains a graph charting the Financial Times North American Gold Index vs. Johannesburg All Gold Index
                                during 1995.
_____________________________________________________________________________

    Lower gold production in South Africa resulted from a plethora of newly created holidays together with unauthorized work stoppages and lower grades. Meanwhile, a steady local currency, despite much speculation that it would decline after the financial and commercial rands were consolidated, meant that South African gold producers received no relief from the higher gold prices that would result from a weak currency. Lower production, higher costs, and no relief from the gold price combined to crush profits and sharply reduce dividend distributions. The shares were hard hit despite their modest valuations of gold reserves (about $33 an ounce versus $150 plus for the North Americans) because investors feared that extraction of those reserves might be only marginally profitable. While the North American gold shares were modestly up and South African shares were hard hit, the Australian gold shares were down a modest 3.5% as measured by the unmanaged Financial Times Australian Gold Mine Index, about the same decline as for the unmanaged Financial Times All Gold Index.

    During a year of sharply divergent share market performance among the major geographical gold share indices, Lexington Goldfund showed a negative return of 1.89%* compared with a positive return of 1.68% for the average fund monitored by Lipper Analytical Services, Inc. The Fund was hurt by its higher than average holdings of South African shares at the beginning of the year (34% versus under 20% for most of the other gold funds) as well as by a somewhat higher than average holding in Australian shares. Since that time, the exposure to South African shares has been pared down considerably to under 20% of the Fund awaiting an improvement in profitability for those mines warrant a move back into this market with full conviction. The percentage held in Australian gold shares has been increased due to their attractive valuations, an opportunity that has been recognized by a number of the more highly valued North American producers through share acquisitions down under.

    Looking ahead, there are reasons to be optimistic regarding the dissipation of forward selling and central bank sales of gold both of which have kept a lid on the price despite the strong levels of fabrication demand. During the past couple of years of low volatility in the gold price, producers, especially in Australia, have become increasingly tempted to take advantage of the higher forward prices of gold to sell increasing amounts of gold forward at little perceived risk. This was fine as long as the forward prices were sufficiently elevated in relation to current prices as a result of high interest rates and also low lease rates on gold. With lower interest rates and with higher lease rates, the pickup in revenues from forward selling in a flat gold market has become significantly less. In fact, these factors have caused the recent phenomenon of "backwardation" in the gold price, a situation where the current price of gold is actually higher than the forward price. This rare occurrence will significantly dampen the desire by producers to sell forward and may create pressure to buy back some of these forward positions should producers be convinced that gold prices are headed up-in effect a short squeeze. This could have a dramatically positive impact on the gold price.

    Meanwhile, the central banks, who have also put pressure on the gold price through sales and loans of gold, have seen their gold sales well absorbed by the market and have also seen their efforts at call writing become ever less profitable. Reserve levels have been brought into line and some central banks, such as Canada and Russia, have nearly depleted their gold reserves. In addition, some of the Far Eastern central banks with low levels of gold reserves have come under increasing pressure to buy gold bullion as prudent diversification against fluctuations in their dollar, yen, and deutschmark reserves. Also, the commodity and hedge funds, long absent from the gold market, have begun to nibble at the laggard gold bullion market as other commodities have started to weaken. All told, we feel that there is good reason to be more optimistic about the gold price and feel strongly that the Lexington Goldfund is well positioned to take advantage of this outlook through a flexible, well diversified portfolio of precious metals shares as well as bullion itself.

    We appreciate your continued support and would welcome the opportunity to discuss any questions you may have about your investment.


                                  Sincerely,





            Robert W. Radsch                    Robert M. DeMichele
            Portfolio Manager                   President
            January, 1996                       January, 1996
_____________________________________________________________________________
                                    GRAPH
    Paper version of this shareholder report contains a graph comparing the changes in value of a $10,000 investment in
                            Lexington Goldfund, Inc.,
               the unmanaged Standard & Poor's 500 Stock Price Index
                and Gold Bullion (London P.M. Fix, (U.S. Dollars))
_____________________________________________________________________________

*-1.89%, 4.88% and 7.45% are the one, five and ten year average annual standard total returns, respectively, for the period ended December 31, 1995. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than at their original cost. Total return represents past performance.

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995



 Number of                                                                                 Value
  Shares                                Security                                         (Note 1)
----------------------------------------------------------------------------------------------------

                  GOLD BULLION: 11.4%
                  39,978 fine ounces (cost $15,468,090) ............................   $ 15,465,303
                                                                                       ------------
                  GOLD MINING COMMON STOCKS: 84.6%
                  AUSTRALIA: 22.6%
  805,000         Acacia Resources, Ltd.2 ..........................................      1,446,464
  292,215         Burmine, Ltd. ....................................................        574,970
  800,000         Climax Mining, Ltd.2 .............................................        736,560
  950,000         Delta Gold NL2 ...................................................      2,299,523
  607,600         Eagle Mining Corporation NL2 .....................................      1,168,460
  600,000         Emperor Mines, Ltd. ..............................................        957,825
2,240,423         Gold Mines of Kalgoorlie, Ltd. ...................................      2,079,393
1,300,000         Golden Shamrock Mines, Ltd.2 .....................................        801,158
  750,000         Great Central Mines NL ...........................................      1,447,875
  800,000         Gwalia Resources, Ltd. ...........................................      1,366,200
   15,000         Lihir Gold, Ltd. (ADR)2 ..........................................        328,125
  624,750         Mount Edon Gold Mines, Ltd. ......................................      1,275,661
  441,200         Newcrest Mining, Ltd. ............................................      1,854,165
  393,750         Niugini Mining, Ltd.2 ............................................        757,211
1,000,000         Otter Gold Mines, Ltd.2 ..........................................      1,225,125
  500,000         Plutonic Resources, Ltd. .........................................      2,376,000
  682,700         Posgold, Ltd. ....................................................      1,358,505
  391,000         Ranger Minerals NL2 ..............................................        827,405
  892,857         Resolute Samantha, Ltd ...........................................      1,889,397
   65,000         Ross Mining NL ...................................................         61,293
2,000,000         St. Barbara Mines, Ltd. ..........................................      1,232,550
  977,100         St. Barbara Mines, Ltd.1 .........................................        602,162
  814,100         Wiluna Mines, Ltd. ...............................................        840,212
  500,000         WMC, Ltd .........................................................      3,207,600
                                                                                       ------------
                                                                                         30,713,839
                                                                                       ------------
                  GHANA: 1.9%
  125,000         Ashanti Goldfields Company, Ltd.1 ................................      2,531,250
                                                                                       ------------

                  NORTH AMERICA: 40.1%
   25,000         Agnico-Eagle Mines, Ltd. .........................................        315,625
   15,000         Amax Gold Inc. (Preferred shares) ................................        817,500
  105,000         Barrick Gold Corporation .........................................      2,769,375
   70,000         Bre-X Minerals, Ltd.2 ............................................      2,720,939
   50,000         Cambior, Inc.1 ...................................................        543,750
  195,400         Cambior, Inc. ....................................................      2,124,975
   20,000         Cambior, Inc. (Warrants) .........................................          8,750
  165,000         Campbell Resources, Inc.2 ........................................        159,736


Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)



 Number of                                                                                 Value
  Shares                                Security                                         (Note 1)
----------------------------------------------------------------------------------------------------

                  NORTH AMERICA (continued)
  340,000         Canarc Resource Corporation2 .....................................    $   349,102
  500,000         Dayton Mining Corporation2 .......................................      2,108,544
  125,000         Echo Bay Mines, Ltd. .............................................      1,296,875
   80,500         Euro Nevada Mining Corporation, Ltd. .............................      2,937,202
   32,169         First Mississippi Corporation ....................................        707,718
   45,000         Franco Nevada Mining Corporation, Ltd. ...........................      2,632,013
  118,600         Freeport McMoran Copper & Gold (Preferred shares) ................      3,320,800
  526,000         Geddes Resources, Ltd.2 ..........................................        501,503
  500,000         Geomaque Explorations, Ltd.2 .....................................        674,734
  100,000         Golden Knight Resources, Inc. ....................................        577,558
  120,000         Golden Star Resources, Ltd.1,2 ...................................        615,000
  120,000         Golden Star Resources, Ltd. (Warrants)1,2 ........................          1,200
   17,800         Golden Star Resources, Ltd.2 .....................................         91,225
  500,000         Granges, Inc.2 ...................................................        825,083
  100,000         Greenstone Resources, Ltd.2 ......................................        286,029
   15,400         Guyanor Resources S.A.2 ..........................................         38,401
  237,800         Hemlo Gold Mines, Inc. ...........................................      2,229,375
  548,100         International Gold Resources Corporation2 ........................      1,447,129
  200,000         Laminco Resources, Inc.2 .........................................        205,354
  525,000         Loki Gold Corporation (Warrants) .................................     1,2904,840
  130,000         Newmont Gold Company .............................................      5,687,500
   31,691         Newmont Mining Corporation .......................................      1,434,018
   62,000         North American Palladium, Ltd.2 ..................................        364,250
  100,000         Pegasus Gold, Inc. ...............................................      1,387,500
   90,000         Placer Dome, Inc. ................................................      2,171,250
  150,000         Prime Resource Group, Inc.2 ......................................      1,031,353
  239,002         Santa Fe Pacific Gold Corporation ................................      2,897,899
   75,000         Stillwater Mining Company2 .......................................      1,462,500
  200,000         Triton Mining Corporation (Warrants)1,2 ..........................        733,407
  850,000         TVX Gold, Inc. ...................................................      6,056,250
  182,000         Venoro Gold Corporation2 .........................................         32,034
                                                                                       ------------
                                                                                         54,468,296
                                                                                       ------------
                  SOUTH AFRICA: 19.3%
   59,925         Anglo American Platinum (ADR)2 ...................................        341,093
   15,000         Anglovaal Ltd. "N" ...............................................        609,137
  235,000         Beatrix Mines, Ltd. ..............................................      2,111,744
  640,600         Deelkraal Gold Mining Company, Ltd. ..............................        509,738
  304,000         Driefontein Consolidated, Ltd. ...................................      3,857,868
   19,680         Durban Roodepoort Deep, Ltd.2 ....................................        172,797
   49,200         Durban Roodepoort Deep, Ltd.2 ....................................        425,244
   19,680         Durban Roodepoort Deep, Ltd. (Options)2 ..........................         65,474


Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)



  Number of Shares                                                                         Value
or Principal Amount                     Security                                         (Note 1)
----------------------------------------------------------------------------------------------------

                  SOUTH AFRICA (continued)
1,299,000         East Rand Gold & Uranium Company .................................   $  3,475,168
  370,000         Elandsrand Gold Mining Company, Ltd. .............................      1,776,650
   20,000         Free State Consolidated Gold Mines, Ltd. .........................        149,540
  150,000         Free State Development & Investment, Ltd. ........................        102,895
  135,000         Impala Platinum Holdings, Ltd. ...................................      2,463,301
   58,000         JCI, Ltd. (ADR) ..................................................        457,417
  100,000         Kinross Mines, Ltd. ..............................................        946,632
   30,500         Kloof Gold Mining Company (ADR) ..................................        289,750
  125,000         Kloof Gold Mining Company, Ltd. ..................................      1,200,439
  360,000         Randex, Ltd.2 ....................................................        148,168
   71,600         Rustenburg Platinum Holdings, Ltd. ...............................      1,178,763
  177,000         St. Helena Gold Mines, Ltd. ......................................        971,327
    6,600         Vaal Reefs Exploration & Mining Company, Ltd. ....................        427,384
  221,849         Western Areas Gold Mining Company, Ltd. ..........................      3,789,298
   99,000         Winkelhaak Mines, Ltd. ...........................................        706,270
                                                                                       ------------
                                                                                         26,176,097
                                                                                       ------------

                  UNITED KINGDOM: 0.7%
  600,000         Cluff Resources Plc ..............................................        995,100
                                                                                       ------------

                  TOTAL GOLD MINING COMMON STOCKS:
                    (Cost $106,998,782) ............................................    114,884,582
                  CONVERTIBLE NOTES: 0.5%
 $750,000         Canyon Resources Corporation1
                    6.00%, due 06/01/98 (Cost $692,265) ............................        607,500
                                                                                       ------------

                  SHORT-TERM INVESTMENTS: 3.0%
1,500,000         Federal Home Loan Bank 5.55%, due 02/13/96 .......................      1,490,056
2,600,000         Federal Home Loan Mortgage Corporation 5.50%, due 01/02/96 .......      2,599,603
                                                                                       ------------
                  TOTAL SHORT-TERM INVESTMENTS
                    (Cost $4,089,659) ..............................................      4,089,659
                                                                                       ------------

                  TOTAL INVESTMENTS: 99.5%
                    (Cost $127,248,796+) (Note 1) ..................................    135,047,044
                  Other assets in excess of liabilities: 0.5% ......................        731,618
                                                                                       ------------

                  TOTAL NET ASSETS: 100.0%
                    (equivalent to $6.24 per share on
                    21,750,338 shares outstanding) .................................   $135,778,662
                                                                                       ============

Lexington Goldfund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1995 (continued)
--------------------------------------------------------------------------------
Notes to Statement of Net Assets

1The following securities were purchased under Rule 144A of the Securities Act of 1933 and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors.


                                                                   Average Cost
                                                                    Per Share/
                                                Acquisition        Principal Unit     Market        % of Net
              Issuer                               Date            or Par Value        Value         Assets
--------------------------------------------------------------------------------------------------------------

Ashanti Goldfields Company, Ltd. ...........   1/6/95-11/3/95          $19.40       $2,531,250        1.86%
Cambior, Inc. ..............................       5/7/93               10.28          543,750        0.40%
Canyon Resource Corporation ................  5/19/93-6/19/95           91.00          607,500        0.45%
Golden Star Resources, Ltd. ................      1/24/94               16.01          615,000        0.45%
Golden Star Resources, Ltd. (Warrants) .....      1/24/94                0.01            1,200        0.00%
Loki Gold Corporation (Warrants) ...........      9/28/95                1.34          904,840        0.67%
St. Barbara Mines, Ltd. ....................      5/13/93                0.53          602,162        0.44%
Triton Mining Corporation (Warrants) .......      5/19/95                2.76          733,407        0.54%
                                                                                    ----------        ----
                                                                                    $6,539,109        4.81%
                                                                                    ==========        ====


Pursuant to guidelines adopted by the Fund's Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund's net assets, at market value, at the time of purchase.

2Non-income producing securities.
 ADR-American Depository Receipt.
+Aggregate cost for Federal income tax purposes is identical.




    The Notes to Financial Statements are an integral part of this statement.

Lexington Goldfund, Inc.
Statement of Assets and Liabilities
December 31, 1995 (unaudited)



Assets

Investments, at value (cost $127,248,796) (Note 1) ..........................................  $135,047,044
Cash ........................................................................................        70,881
Receivable for investment securities sold ...................................................     1,296,575
Receivable for shares sold ..................................................................       355,242
Dividends and interest receivable ...........................................................       247,729
                                                                                               ------------
        Total Assets ........................................................................   137,017,471
                                                                                               ------------

Liabilities

Due to Lexington Management Corporation (Note 2) ............................................        92,663
Payable for shares redeemed .................................................................       770,735
Payable for investment securities purchased .................................................       199,927
Accrued expenses ............................................................................       175,484
                                                                                               ------------
        Total Liabilities ...................................................................     1,238,809
                                                                                               ------------

Net Assets (equivalent to $6.24 per share on 21,750,338 shares outstanding) (Note 4) ........  $135,778,662
                                                                                               ============

Net Assets consist of:
Capital stock-authorized 500,000,000 shares, $.001 par value per share ......................  $     21,750
Additional paid-in capital (Note 1) .........................................................   138,788,767
Accumulated net realized loss on investments (Notes 1 and 6) ................................   (10,830,199)
Net unrealized appreciation of investments ..................................................     7,798,344
                                                                                               ------------
                                                                                               $135,778,662
                                                                                               ============





    The Notes to Financial Statements are an integral part of this statement.

Lexington Goldfund, Inc.
Statement of Operations
Year ended December 31, 1995


Investment Income
Income
  Dividends .......................................................  $ 2,567,136
  Interest ........................................................      449,967
                                                                     -----------
                                                                       3,017,103
  Less: foreign tax expense .......................................      353,770
                                                                     -----------
    Total investment income .......................................                  $2,663,333


Expenses
  Investment advisory fee (Note 2) ................................    1,251,651
  Accounting and shareholder services expense (Note 2) ............      236,674
  Custodian and transfer agent expenses ...........................      197,100
  Printing and mailing ............................................      243,618
  Directors' fees and expenses ....................................       11,787
  Audit and legal .................................................       51,354
  Registration fees ...............................................       52,087
  Computer processing fees ........................................       18,609
  Distribution expenses (Note 3) ..................................      375,548
  Other expenses ..................................................      120,975
                                                                     -----------
    Total expenses ................................................                   2,559,403
                                                                                    -----------
        Net investment income .....................................                     103,930


Realized and Unrealized Gain (Loss)
  on Investments (Note 5)
Net realized gain (loss) on:
  Investments .....................................................    9,673,019
  Foreign currency transactions ...................................       (1,808)
                                                                     -----------
    Net realized gain .............................................                   9,671,211
Net change in unrealized appreciation (depreciation) on:
  Investments .....................................................  (11,866,711)
  Foreign currency translations of other assets and liabilities ...          124
                                                                     -----------
    Net change in unrealized depreciation .........................                 (11,866,587)
                                                                                    -----------
        Net realized and unrealized loss ..........................                  (2,195,376)
                                                                                    -----------

Decrease in Net Assets Resulting from Operations ..................                 $(2,091,446)
                                                                                    ===========



    The Notes to Financial Statements are an integral part of this statement.

Lexington Goldfund, Inc.
Statements of Changes in Net Assets
Years ended December 31, 1995 and 1994


                                                                              1995               1994
                                                                          ------------        ------------

Net investment income ..................................................   $   103,930       $    783,023
Net realized gain from security transactions ...........................     9,671,211          5,641,763
Decrease in unrealized appreciation of investments .....................   (11,866,587)       (19,365,629)
                                                                          ------------       -------------
        Net decrease in net assets resulting from operations ...........    (2,091,446)       (12,940,843)
Distributions to shareholders from net investment income ...............      (244,385)          (704,103)
Increase (decrease) in net assets from capital share transactions
  (Note 4) .............................................................   (21,320,113)        13,600,482
                                                                          ------------       -------------
        Net decrease in net assets .....................................   (23,655,944)           (44,464)

Net Assets
Beginning of period ....................................................   159,434,606        159,479,070
                                                                          ------------       -------------

End of period (including undistributed net investment income of
  $100,368 for the year ended December 31, 1994) .......................  $135,778,662       $159,434,606
                                                                          ============       =============


    The Notes to Financial Statements are an integral part of this statement.

Left Col.

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994

1.  Significant Accounting Policies

Lexington Goldfund, Inc. (the ``Fund") is an open end non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund's objective is to attain capital appreciation and such hedge against loss of buying power as may be obtained through investment in gold and equity securities of companies engaged in mining or processing gold throughout the world. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

  Investments Security transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Investments in securities traded on a national securities exchange are valued at the last sale price on the last business day of the fiscal period. Securities traded on the over-the-counter market and gold bullion are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available and other assets are valued at fair value as determined by management and approved in good faith by the Board of Directors. Short-term securities are stated at amortized cost, which approximates market value. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is accrued as earned.

  Foreign Currency Transactions Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

Right Col.




  Distributions In accordance with Statement of Position 93-2: Determination, Disclosure and Financial Statement Presentation of Income, Capital Gain and Return of Capital Distributions by Investment Companies, as of December 31, 1995, foreign exchange losses of $1,808 were reclassified from accumulated net realized losses to distributions in excess of net investment income. In addition, book and tax differences amounting to $41,895 have been reclassified from distributions in excess of net investment income to additional paid-in capital. As of December 31, 1994, book and tax basis differences amounting to $26,684 have been reclassified from undistributed net investment income to additional paid-in capital. In addition, foreign exchange losses of $7,999 were reclassified from accumulated net realized losses to undistributed net investment income.

  Federal Income Taxes It is the Fund's intention to comply with the requirements of the Internal Revenue Code applicable to ``regulated investment companies" and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes has been made.

2.  Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ("LMC") at the annual rate of 1% of the Fund's average daily net assets up to $50 million and 0.75% of average daily net assets in excess of $50 million. The investment advisory contract provides that the total annual expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) will not exceed the level of expenses which the Fund is permitted to bear under the most restrictive expense limitation imposed by any state in which shares of the Fund are offered for sale. No reimbursement was required for the year ended December 31, 1995.

The Fund also reimburses LMC for certain expenses, including accounting and shareholder servicing costs, which are incurred by the Fund, but paid by LMC.

3.  Distribution Plan

The Fund has adopted a Distribution Plan (the "Plan") which allows payments to finance activities associated with the distribution of the Fund's shares. The Plan provides that the Fund may pay distribution fees on a reimbursement basis, including payments to Lexington Fund Distributors, Inc. ("LFD"), the Fund's distributor in amounts not exceeding

Left Col.

Lexington Goldfund, Inc.
Notes to Financial Statements
December 31, 1995 and 1994 (continued)

3.  Distribution Plan (continued)

 .25% per annum of the Fund's average daily net assets. Total distribution expenses for the year ended December 31, 1995 were $375,548 and are set forth in the statement of operations.

4.  Capital Stock

Transactions in capital stock were as follows:

                                   Year ended                Year ended
                               December 31, 1995          December 31, 1994
                          -------------------------   -------------------------
                              Shares       Amount        Shares       Amount
                          -----------  ------------   -----------  ------------

Shares sold .............  22,030,928  $132,527,053    29,889,582  $196,803,590
Shares issued to share-
 holders on reinvest-
 ment of dividends ......      32,429       212,081        93,509       615,486
                          -----------  ------------   -----------  ------------

                           22,063,357   132,739,134    29,983,091   197,419,076

Shares redeemed ......... (25,332,729) (154,059,247   (28,084,616) (183,818,594)
                          -----------  ------------   -----------  ------------
 Net increase (decrease).  (3,269,372) $(21,320,113)    1,898,475   $13,600,482
                          ===========  ============   ===========  ============


5.  Purchases and Sales of Investments

The cost of purchases and proceeds from sales of investments for the year ended December 31, 1995, excluding short-term securities, were $57,413,783 and $78,604,155, respectively.

At December 31, 1995, aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost amounted to $19,555,949 and aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value amounted to $11,757,605.



Right Col.


6.  Federal Income Taxes-Capital Loss Carryforwards

Capital loss carryforwards available for federal income tax purposes as of December 31, 1995 are approximately:

    $5,283,213 expiring in 1999;
    $8,266,551 expiring in 2000; and,
    $2,280,435 expiring in 2001.

To the extent any future capital gains are offset by these losses, such gains would not be distributed to shareholders.

Treasury regulations were issued in early 1990 which provide that capital losses incurred after October 31 of a fund's taxable year should be deemed to have occurred on the first day of the following year (i.e.: January 1). The regulations indicate that a fund may elect to retroactively apply these rules for purposes of computing taxable income. Accordingly, the capital loss carryforwards for Lexington Goldfund, Inc. have been adjusted to reflect prior years' post-October losses in the next fiscal year.

7.  Investment and Concentration Risks

The Fund makes significant investments in foreign securities and has a policy of investing in gold and in the securities of companies engaged in mining or processing gold. There are certain risks involved in investing in foreign securities or concentrating in specific industries, such as mining and processing gold, that are in addition to the usual risks inherent in domestic investments. The price of gold in particular, is subject to substantial price fluctuations over short periods of time. These risks also include those resulting from future adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws.

Lexington Goldfund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:



                                                                     Year ended December 31,
                                                    ---------------------------------------------------
                                                     1995        1994        1993       1992      1991
                                                    ---------------------------------------------------

Net asset value, beginning of period ..........     $6.37       $6.90       $3.70      $4.68     $5.03
                                                    -----       -----       -----      -----      -----
Income from investment operations:
  Net investment income .......................         -         .03         .01        .02       .04
  Net realized and unrealized gain (loss)
    on investments ............................      (.12)       (.53)       3.21       (.98)     (.35)
                                                    -----       -----       -----      -----      -----
Total income (loss) from investment
  operations ..................................      (.12)       (.50)       3.22       (.96)     (.31)
                                                    -----       -----       -----      -----      -----
Less distributions:
  Dividends from net investment income ........      (.01)       (.03)       (.02)      (.02)     (.04)
                                                    -----       -----       -----      -----      -----
Net asset value, end of period ................     $6.24       $6.37       $6.90      $3.70      $4.68
                                                    =====       =====       =====      =====      =====
Total return ..................................    (1.89%)     (7.28%)     86.96%    (20.51%)    (6.14%)
Ratio to average net assets:
  Expenses ....................................     1.70%       1.54%       1.63%      1.69%      1.43%
  Net investment income                              .07%        .50%        .25%       .58%       .81%
Portfolio turnover                                 40.41%      23.77%      28.41%     13.18%     22.14%
Net assets, end of period (000's omitted) .....  $135,779    $159,435    $159,479    $71,856    $96,316


Independent Auditors' Report


The Board of Directors and Shareholders
Lexington Goldfund, Inc.:

    We have audited the accompanying statements of net assets (including the portfolio of investments) and assets and liabilities of Lexington Goldfund, Inc. as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Goldfund, Inc. as of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP



New York, New York
January 29, 1996

Left Col.

Lexington
Goldfund, Inc.


Investment Adviser
--------------------------------------------------------------------------------
LEXINGTON MANAGEMENT CORPORATION
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663


Distributor
--------------------------------------------------------------------------------
LEXINGTON FUNDS DISTRIBUTOR, INC.
P.O. Box 1515
Park 80 West Plaza Two
Saddle Brook, New Jersey 07663







       ---------------------------------------------------
           All shareholder requests for services of any kind should be sent to:

           Transfer Agent
       ---------------------------------------------------
           STATE STREET BANK AND
           TRUST COMPANY
           c/o National Financial Data Services
           1004 Baltimore
           Kansas City, Missouri 64105

           Or call toll free:
           Service and Sales: 1-800-526-0056
           24 Hour Account Information:
           1-800-526-0052
       ---------------------------------------------------



--------------------------------------------------------------------------------

(800) 526-0052

                                   ``LEXLINE"
                   24 hour toll-free telephone access to your
                             Lexington Fund account
                  Price/Yield * Account Balances * Exchanges *
             Last Transactions * Total Return * Duplicate Statements

--------------------------------------------------------------------------------


This report has been prepared for the information of the shareholders of Lexington Goldfund, Inc. and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information.




Right Col.



                                    LEXINGTON






                                    LEXINGTON
                                    GOLDFUND,
                                      INC.


                                  (filled box)


                       Seeks capital appreciation and such
                       hedge against loss of buying power
                           as may be obtained through
                          investment in gold and equity
                       securities of companies engaged in
                            mining or processing gold
                              throughout the world.

                                  (filled box)

                                  ANNUAL REPORT
                                DECEMBER 31, 1995



                               The Lexington Group
                                   of No Load
                              Investment Companies